UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2008
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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☐	Soliciting Material Pursuant to Rule §240.14a-12

TELOS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TELOS CORPORATION

19886 Ashburn Road

Ashburn, Virginia 20147-2358

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 15, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Telos Corporation, a Maryland corporation (the “Company”), will be held in the auditorium at the Company’s headquarters located at 19886 Ashburn Road, Ashburn, Virginia, 20147-2358, on Thursday, November 15, 2007 at 9:30 a.m., Eastern Standard Time, for the following purposes:

1.	ELECTION OF DIRECTORS. To elect eight Class A/B Directors to the Board of Directors to serve until the 2008 Annual Meeting of Stockholders or until their successors are elected and qualified; and

2.	OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on September 28, 2007 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

Holders of record of the Company’s Common Stock who plan to attend the meeting in person should mark the attendance box on their proxy card and bring the proxy card with them to the meeting. Beneficial owners of the Company’s 12% Cumulative Exchangeable Redeemable Preferred Stock that is held by a bank, broker or other nominee will be required to provide adequate proof of ownership. In addition, due to the security requirements of the Company’s headquarters, all stockholders will be required to provide personal identification for admission to the Annual Meeting.

By order of the Board of Directors

Therese K. Hathaway

Corporate Secretary

Ashburn, Virginia

October 26, 2007

TELOS CORPORATION

19886 Ashburn Road

Ashburn, Virginia 20147-2358

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 15, 2007

This Proxy Statement is furnished by Telos Corporation, a Maryland corporation (“Telos” or the “Company”) to the holders of the Company’s Class A and Class B Common Stock (collectively, the “Common Stock”) and 12% Cumulative Exchangeable Redeemable Preferred Stock (“Public Preferred Stock”) in connection with the Annual Meeting of Stockholders (“Annual Meeting”) of the Company to be held in the auditorium at the Company’s headquarters located at 19886 Ashburn Road, Ashburn, Virginia 20147-2358 on November 15, 2007 at 9:30 a.m., Eastern Standard Time, or any adjournment of it, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (“Annual Meeting Notice”). The Company expects to mail the Annual Meeting Notice, this Proxy Statement, the Proxy Card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “2006 Form 10-K”) to all stockholders of record on or about October 26, 2007. The Company’s Board of Directors is soliciting proxies solely for the election of the Class A/B Directors.

The entire cost of soliciting these proxies will be borne by the Company. The Company will request brokers and others to send proxy forms and other proxy material to the beneficial owners of the Common Stock and reimbursement will be provided for any reasonable expenses incurred in so doing. If necessary, the Company may also request its employees to solicit proxies from the stockholders personally or by telephone. The Company may retain a proxy solicitor to assist in the solicitation of proxies, for which the Company would pay usual and customary fees.

This Proxy Statement is being mailed to holders of the Common Stock and the Public Preferred Stock on or about October 26, 2007 together with a Proxy Card (to holders of Common Stock only), the Annual Meeting Notice and the Company’s 2006 Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

Voting Procedures

Record Date. The record date for determining the stockholders entitled to vote at the Annual Meeting is September 28, 2007 (“Record Date”). As of September 28, 2007, there were 21,171,202 shares of Class A Common Stock; 4,037,628 shares of Class B Common Stock; and 3,185,586 shares of Public Preferred Stock outstanding and entitled to vote at the Annual Meeting. The purpose of the Annual Meeting is to allow the holders of the Class A and Class B Common Stock to elect eight Class A/B Common Directors, and to vote on any other issue before the meeting.

Votes. Each holder of Class A/Class B Common Stock is entitled to one vote per share of Common Stock held, on the election of Class A/B Common Directors, and any other issue to be decided at the Annual Meeting. Cumulative voting is not permitted.

Quorum and Vote Required. Directors are elected by a plurality of the votes cast if a quorum is present. A quorum consists of stockholders representing, either in person or by proxy, a majority of the outstanding shares of each class of stock entitled to vote at the Annual Meeting. Abstentions are considered in determining the presence of a quorum but will not affect the plurality vote required for the election of directors.

Voting Methods. Holders of the Company’s Common Stock may vote by (1) signing, dating and mailing the proxy card in the postage paid envelope provided or (2) attending the Annual Meeting and voting their shares in person. If any nominations for Class D Directors had been received, holders of the Company’s Public Preferred Stock would have been eligible to vote at the Annual Meeting on the election of such Class D Directors and on no other matter before the Annual Meeting; however, since no nominations for Class D Directors were received, holders of Public Preferred Stock are not eligible to vote on any issue before the Annual Meeting.

Meeting Attendance. Registered holders of Common A/B stock who plan to attend the meeting in person should mark the attendance box on their proxy card and bring the proxy card with them to the meeting. Beneficial owners of the Company’s Public Preferred Stock that is held by a bank, broker or other nominee must provide adequate proof of ownership. In addition, due to security requirements at the Company’s headquarters, personal identification will be required for admission to the Annual Meeting.

Revocation of Proxies. A holder of the Company’s Common Stock who has provided a proxy may revoke the proxy at any time before the underlying shares are voted at the Annual Meeting by:

(1)	Executing a proxy dated later than the most recent proxy given and mailing it to:

Corporate Secretary

Telos Corporation

19886 Ashburn Road, Ashburn, VA 20147;

(2)	Appearing in person and voting using a ballot at the Annual Meeting; or

(3)	Filing an instrument of revocation with the Inspector of Elections at the Annual Meeting.

The Inspector of Elections will record each vote according to the latest instructions received from the respective stockholder.

Election of Directors

The Company’s Board of Directors is comprised of ten members. Eight of the ten directors are elected by the holders of the Company’s Common Stock and are designated “Class A/B Directors.” At any time that dividends on the Company’s Public Preferred Stock are in arrears and unpaid for three consecutive full semi-annual periods, the holders of the Company’s Public Preferred Stock are entitled to elect 2 members to the Company’s Board of Directors. Accordingly, on June 18, 2007, the holders of the Company’s Public Preferred Stock elected Seth W. Hamot and Andrew R. Siegel to the Company’s Board of Directors. All members of the Company’s Board of Directors hold office until the earlier of the next annual meeting of stockholders or until their successors are elected and qualified.

Class A/B Director Nominees. The Company’s Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the following individuals for election as Class A/B Directors by the holders of the Company’s Common Stock: John B. Wood, Bernard C. Bailey, David Borland, William M. Dvoranchik, Lt. Gen. (ret) Bruce R. Harris, Lt. Gen. (ret) Charles S. Mahan, Jr., Robert J. Marino, and Vice Admiral (ret) Jerry O. Tuttle.

Biographical Information Concerning Class A/B Director Nominees. Information concerning the nominees for election as directors appears below.

Name	Age	Biographical Information
John B. Wood	44

President, Chief Executive Officer and Chairman of the Board of the Company. Mr. Wood joined the Company in 1992 as Executive Vice President and Chief Operating Officer (“COO”) and in 1994 was named President and Chief Executive Officer (“CEO”). In March 2000 he was appointed to the newly created position of Executive Chairman of the Board, which he held until he became Chairman of the Board subsequent to a restructuring of the Board of Directors in 2002. In January 2003, Mr. Wood resumed the positions of President and CEO. Mr. Wood has also served as Chairman of Enterworks, Inc., a Company affiliate, since January 1996; and as CEO of Enterworks, Inc. from January 1996 to November 2005. Prior to joining the Company, Mr. Wood worked on Wall Street for Dean Witter Reynolds, UBS Securities, and his own boutique investment bank. Mr. Wood graduated from Georgetown University where he earned a Bachelor of Science in Business Administration in finance and computer science. Mr. Wood also serves on several advisory boards and one foundation board.

Name	Age	Biographical Information
Bernard C. Bailey	53

Retired Chief Executive Officer of Viisage Technology, Inc. Mr. Bailey was elected to the Board of Directors in October 2006. Mr. Bailey’s career spans over two decades of management experience in the high technology and security industries. He served most recently from August 2002 to September 2006 as the president and CEO of Viisage Technology, Inc., a leading provider of advanced technology identity solutions. Under his four years of leadership, Viisage’s market capitalization grew from $60 million to over $1 billion. During that period the company executed nine acquisitions, eventually culminating in the formation of L1 Identity Solutions, a NYSE listed company. Prior to Viisage, from January 2001 to August 2002, Mr. Bailey served in various executive roles, including COO at Art Technology Group (ATG), a leading provider of e-commerce software. From 1984 to 2001 Mr. Bailey held a variety of finance, sales, marketing, and operations positions at IBM, where he also served in executive roles involved in the growth and development of IBM Global Service’s systems integration and consulting business lines. In addition to his duties with Telos, Mr. Bailey serves as a director on the board of Lasercard Corporation (NASDAQ: LCRD). Mr. Bailey is also the CEO in Residence for USBX Advisory Services LLC, an investment banking firm specializing in providing merger and acquisition services to the security and consumer goods industries. Mr. Bailey also serves as President and CEO of Paraquis Solutions LLC, a privately held consulting and IT services firm.

David Borland	59

Retired Deputy Chief Information Officer of the United States Army. Mr. Borland was elected to the Board of Directors in March 2004 after retiring as Deputy Chief Information Officer (“CIO”) of the U.S. Army with more than 30 years of experience in the U.S. Government. Since January 2004, Mr. Borland has served as President of the Borland Group, an information technology consulting company. Mr. Borland’s career Army experience also includes serving as Vice Director of Information Systems for Command, Control, Communications, and Computers (“DISC4”); Director of the Information Systems Selection and Acquisition Agency (“ISSAA”); and numerous other positions. From 1966 through 1970, Mr. Borland served in the U.S. Air Force. Mr. Borland has received numerous awards, including the Meritorious Presidential Rank Award for Senior Executive Service Members (1996) and the Distinguished Presidential Rank Award (2000).

Name	Age	Biographical Information
William M. Dvoranchik	61

Retired President, Electronic Data Systems Federal Government. Mr. Dvoranchik was elected to the Company’s Board of Directors in October 2006. From 1999 to 2001, Mr. Dvoranchik was president of Electronic Data Systems Federal Government, where he oversaw all aspects of EDS’ relationship with the US Government. He retired in August 2001 after more than 30 years with EDS. Mr. Dvoranchik joined EDS as a systems engineer in 1971, and later was appointed manager of the National Information Systems account. He next served as vice president for the corporation’s savings and loan business division, and as division manager for banking and thrift institutions. He became vice president of EDS Government Services in 1986 and president in 1989. Mr. Dvoranchik was appointed president of EDS State and Local Government in 1997. He was appointed president of EDS Government Enterprise Solutions in January 1999 and assumed the position of president of EDS Federal Government in September of that year. For over 20 years, Mr. Dvoranchik served as chairman of the board of the EDS Employees Federal Credit Union, which had assets of more than $400 million. He has held leadership positions in numerous industry and civic organizations and presently serves on the Advisory Boards of Quest Software, TIBCO, and ITAA.

Lieutenant General Bruce Harris (USA, Ret.)	73

Retired, United States Army Lieutenant General. Mr. Harris was elected to the Board in August 2006. He retired from the United States Army in September of 1989 after more than 33 years of continuous active duty. At the time of his retirement General Harris was the Director of Information Systems for Command, Control, Communications and Computers in the Office of the Secretary of the Army, Washington, D.C. In that capacity he served as the principal advisor to the Secretary and Chief of Staff of the Army on all aspects of policy, planning, resourcing and acquisition of communications, automation, information management and command and control systems in the United States Army. Since his retirement, Mr. Harris has worked with many of America's leading corporations as a consultant on matters relating to the development of strategic and business plans, resource planning and budget formulation.

Name	Age	Biographical Information
Lieutenant General Charles S. Mahan, Jr. (USA, Ret.)	60

Retired, United States Army Lieutenant General. Mr. Mahan was elected to the Board of Directors in August 2006. Since January 2007, he has served as Vice President and General Manager of the Law Enforcement and Security strategic business unit of DynCorp International, headquartered in Falls Church, Virginia, where he has full profit and loss responsibility for his $900M business unit. Prior to assuming his current position, from July 2006 to December 2006 he served first as President and Chief Operating Officer of Horne Engineering Services, LLC and then as Chief Operating Officer of Horne International (a $25M engineering services firm). From July 2005 to July 2006, he was Vice President of Homeland Security and Defense for SAP Public Services, Inc. (a U.S. business unit of the German software giant, SAP AG), where he led both SAP’s Homeland Defense practice and its business development efforts supporting federal, state, and local government organizations. Immediately following his November 2003 retirement from the Army, where he attained the rank of Lieutenant General and served as the Army’s Deputy Chief of Staff for Logistics, Mr. Mahan joined The Home Depot, Inc., a $75B home repair materials company, serving as Senior Director of its Government Solutions Group. He currently serves on the National Board of Directors of The Society of International Logistics, the National Board of Trustees for the Fisher House Foundation, and the National Defense Industrial Association (Washington Chapter).

Robert J. Marino	70

Executive Vice President, Special Projects for the Company. Mr. Marino joined the Company in 1988 as Senior Vice President of Sales and Marketing. In 1990, his responsibilities were expanded to include Program Management in addition to Sales and Marketing. In January 1994, Mr. Marino was appointed to President of Telos Systems Integration, and in January 1998, he was appointed to Chief Sales and Marketing Officer, a position he held until June 2004 at which time he was appointed Executive Vice President for Special Projects. Prior to joining the Company in February 1988, Mr. Marino held the position of Senior Vice President of Sales and Marketing with Centel Federal Systems and M/A.com Information Systems, both of which are U.S. Government contractors. Mr. Marino was elected to the Board of Directors in June 2004.

Jerry O. Tuttle	72

Retired United States Navy Vice Admiral. Mr. Tuttle was elected to the Board of Directors in August 2006. He retired from the United States Navy in 1993 following a 39-year career that included assignments to numerous attack and fighter squadrons as well as leadership of key information technology programs. Mr. Tuttle is widely regarded as an information technology strategist, having created Navy’s 4I Joint Operations Tactical System. In 1989, he became Director, Space and Electronic Warfare, an assignment he held until retirement. Since February 2002 he has been president and CEO of J.O.T. Enterprises, an information systems and command, control, communications, intelligence, surveillance and reconnaissance consulting company. Previous executive positions were, from June 2000 to February 2002, as president of REL-TEK Systems & Design (now Savantage Financial Services), an employee-owned software development firm; from 1996 to 2000, as president of ManTech International's largest subsidiary, ManTech Systems Engineering; and, from 1993 to 1996, as vice president for business development and chief staff officer with Oracle Government.

The Board of Directors of Telos recommends that the Class A/B Director nominees named above be elected by the holders of the Company’s Common Stock.

            No Class D Director Nominees. The Company did not receive nominations for Class D Directors. As a result, the terms of Messrs. Hamot and Siegel will continue after the Annual Meeting.

Biographical Information Concerning Class D Directors

Name	Age	Biographical Information
Seth W. Hamot	45

Managing Member, Roark, Rearden & Hamot Capital Management, LLC (“RRHCM”), and owner of Roark, Rearden & Hamot, Inc. (“RRHI”), since 1997, and President of Roark, Rearden & Hamot, LLC (“RRH”) since 2002. Mr. Hamot has been a director of the Company since June 18, 2007. Mr. Hamot was nominated for election by Costa Brava Partnership III L.P. (“Costa Brava”), a holder of the Company’s Public Preferred Stock. Since 1997, Mr. Hamot has been the Managing Member of RRHCM and the owner of RRHI, the corporate predecessor of RRHCM. RRHCM is the investment manager to Costa Brava Partnership III LP, an investment fund, whose principal business is to make investments in, buy, sell, hold, pledge and assign securities. Mr. Hamot is also the President of RRH, the general partner of Costa Brava. Prior to 1997, Mr. Hamot was one of the partners of the Actionvest entities. Mr. Hamot is currently the Interim Non-executive Chairman of the Board of Bradley Pharmaceuticals Inc., a NYSE listed specialty pharmaceutical company, and serves as a member of that company’s audit committee. Mr. Hamot is also a Director of CCA Industries, Inc., an AMEX listed manufacturer of health and beauty aids, and serves as a member of the audit and compensation committees.

Andrew R. Siegel	38

Senior Vice President, RRHCM since 2005. Mr. Siegel has been a director of the Company since June 18, 2007. Mr. Siegel was nominated by Costa Brava, a holder of the Company’s Public Preferred Stock. Mr. Siegel is currently a director of TechTeam Global Inc., a NASDAQ company, and serves as a member of that company’s audit committee.

Prior to joining RRHCM, from 2003 to 2004, Mr. Siegel was a member of DebtTraders Ltd. Prior to that, from 2000 to 2002, he worked for Deutsche Bank Securities. In addition, in 2002 he was the founding member of White Bay Capital LLC of which he remains a member.

Mr. Siegel received a Bachelor’s Degree from American University and a Masters Degree in Business Administration from the University of Maryland.

If the Company had received nominations for Class D Directors, holders of Public Preferred Stock would have been eligible to vote at the Annual Meeting on the election of Class D Directors and on no other matter before the Annual Meeting.

For information concerning the resignation of certain of the Company’s directors during the fiscal year ended December 31, 2006, see the Company’s Proxy Statement filed with the SEC on November 21, 2006.

Security Ownership of Certain Beneficial Owners and Management

The table below sets forth information as of September 30, 2007 concerning persons known by the Company to be beneficial owners of more than 5% of any class of the Company’s voting securities, as well as concerning each class of equity securities of the Company beneficially owned by all directors and nominees, each of the officers listed in the Summary Compensation Table included under Item 11, Executive Compensation — Summary Compensation Table, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and the directors and executive officers of the Company as a group.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership as of September 30, 2007	Percent of Class

Class A Common Stock	John R.C. Porter Chalet Petit Monde 1936 Verbier Switzerland	15,801,802 shares	74.64%

Class A Common Stock	Telos Corporation Shared Savings Plan 19886 Ashburn Road Ashburn, VA 20147	3,658,536 shares	17.28%

Class B Common Stock	Graphite Enterprise Trust PLC Berkley Square House, 4th Floor London W1J 6BQ England	1,681,960 shares (A)	41.66%

Class B Common Stock	Graphite Enterprise Trust LP Berkley Square House, 4th Floor London W1J 6BQ England	420,490 shares (A)	10.41%

Class B Common Stock	North Atlantic Small Companies Investment Trust PLC North Atlantic Value LLP, Ground Floor Ryder Court, 14 Ryder Street London SW1Y 6QB	1,186,720 shares	29.39%

Class B Common Stock	Cudd & Company c/o Chase Manhattan Bank Corporate Actions Department Four New York Plaza, 11th Floor New York, NY 10004	669,888 shares	16.59%

Class A Common Stock	John B. Wood	548,075 shares (B)	2.53%
Class A Common Stock	Robert J. Marino	754,549 shares (B)	3.45%
Class A Common Stock	Michael P. Flaherty	436,245 shares (B)	2.02%
Class A Common Stock	Edward L. Williams	457,103 shares (B)	2.12%
Class A Common Stock	Michele Nakazawa	6,218 shares (B)	0.03%
Class A Common Stock	David Borland	16,000 shares (C)	0.08%
Class A Common Stock	All officers and directors As a group (6 persons)	2,218,191 shares (D)	9.56%

Series A-1 Redeemable Preferred Stock	North Atlantic Small Companies Investment Trust PLC North Atlantic Value LLP, Ground Floor Ryder Court, 14 Ryder Street London SW1Y 6QB	99 shares	7.94%

Series A-1 Redeemable Preferred Stock	Graphite Enterprise Trust PLC Berkley Square House, 4th Floor London W1J 6BQ England	140 shares	11.17%

Series A-1 Redeemable Preferred Stock	Toxford Corporation Place de Saint Gervais 1 1211 Geneva Switzerland	908 shares	72.62%

Series A-2 Redeemable Preferred Stock	North Atlantic Small Companies Investment Trust PLC North Atlantic Value LLP, Ground Floor Ryder Court, 14 Ryder Street London SW1Y 6QB	139 shares	7.94%

Series A-2 Redeemable Preferred Stock	Graphite Enterprise Trust PLC Berkley Square House, 4th Floor London W1J 6BQ England	196 shares	11.17%

Series A-2 Redeemable Preferred Stock	Toxford Corporation Place de Saint Gervais 1 1211 Geneva Switzerland	1,271 shares	72.62%

12% Cumulative Exchangeable Redeemable Preferred Stock	Value Partners, Ltd. Ewing & Partners Timothy G. Ewing 4514 Cole Avenue, Suite 808 Dallas, TX 75205	501,317 shares (E)	15.74%

12% Cumulative Exchangeable Redeemable Preferred Stock	Wynnefield Partners Small Cap Value, L.P. Wynnefield Partners Small Cap Value, L.P. I Channel Partnership II, L.P. Wynnefield Small Cap Value Offshore Fund, Ltd. Wynnefield Capital Management, LLC Wynnefield Capital, Inc. Nelson Obus Joshua Landes 450 Seventh Avenue, Suite 509 New York, NY 10123	373,500 shares (F)	11.72%

12% Cumulative Exchangeable Redeemable Preferred Stock	Athena Capital Management, Inc. Minerva Group, LP David P. Cohen 4 Tower Bridge #222 200 Barr Harbor Drive West Conshohocken, PA 19428	163,072 shares (G)	5.12%

12% Cumulative Exchangeable Redeemable Preferred Stock	Victor Morgenstern Faye Morgenstern Judd Morgenstern Morningstar Trust - Faye Morgenstern Trustee c/o Harris Associates, LP Two North LaSalle Street, Suite 500 Chicago, IL 60602	182,000 (H)	5.71%

12% Cumulative Exchangeable Redeemable Preferred Stock	Costa Brava Partnership III, LP Roark, Rearden & Hamot, LLC Seth W. Hamot White Bay Capital Management, LLC Andrew R. Siegel 237 Park Avenue, Suite 800 New York, NY 10017	521,287 (I)	16.36%

12% Cumulative Exchangeable Redeemable Preferred Stock	Grand Slam Asset Management, LLC Grand Slam Capital Master Fund, Ltd. 2200 Fletcher Avenue Fort Lee, New Jersey 07024	164,477 (J)	5.16%

(A)	Graphite Enterprise Trust PLC and Graphite Enterprise Trust LP did not provide the Company with the addresses of the respective beneficial owners.

(B)

Messrs. Wood, Marino and Williams hold 8,392; 2,052; and 70,976 shares of the Company's Class A Common Stock, respectively. In addition, the common stock holdings of Messrs. Wood, Marino, Flaherty, Williams and Ms. Nakazawa include 39,683; 25,597; 6,245; 31,127; and 218 shares of the Company's Class A Common Stock, respectively, held for their beneficial interest by the Telos Corporation Savings Plan. Messrs. Wood, Marino, Flaherty, Williams and Ms. Nakazawa hold options to acquire 500,000; 726,900; 430,000; 355,000; and 6,000 shares of the Company's Class A Common Stock, respectively, in addition to their current common stock holdings. This table includes shares which may be purchased upon exercise of the options which are exercisable within 60 days of September 30, 2007.

(C)	These holdings are comprised of vested options.

(D)

The common stock holdings of the Company's officers and directors as a group include 81,420 shares of the Company's Class A Common Stock; 102,871 shares of the Company's Class A Common Stock held for their beneficial interest by the Telos Corporation Savings Plan, and, under the Company’s stock option plan and certain stock option agreements, options to acquire 2,033,900 shares of Class A Common Stock exercisable within 60 days of September 30, 2007.

(E)

Value Partners Ltd. ("VP"), Ewing & Partners ("E&P"), and Timothy G. Ewing have filed a joint Schedule 13D under which they disclosed that they may act as a "group" within the meaning of Section 13(d) of the Securities Exchange Act. Each of the reporting persons disclosed that it might be deemed to beneficially own the aggregate of 501,317 shares of the Public Preferred Stock held of record by the reporting persons collectively. According to the Schedule 13D, VP has the sole power to vote or direct the vote and the sole power to dispose and to direct the disposition of, and E&P and Timothy G. Ewing have the shared power to vote or direct the vote and the shared power to dispose and to direct the disposition of 501,317 shares.

(F)

Wynnefield Partners Small Cap Value, L.P., ("WPSCV"), Wynnefield Partners Small Cap Value L.P. I (“WPSCVI”), Channel Partnership II, L.P. ("CP"), Wynnefield Small Cap Value Offshore Fund, Ltd. ("WSCVOF"), Wynnefield Capital Management, LLC (“WCM”), Wynnefield Capital, Inc. (“WCI”), Mr. Nelson Obus and Mr. Joshua H. Landes have filed a joint Schedule 13D under which they disclosed that they may be deemed to act as a "group" within the meaning of Section 13(d) of the Securities Exchange Act and that such group might be deemed to beneficially own the aggregate of 373,500 shares of the Public Preferred Stock held of record by the reporting persons collectively. According to the Schedule 13D, WCM is the sole general partner of WPSCV and WPSCVI and has the sole power to direct the voting and disposition of the shares beneficially owned by WPSCV and WPSCVI. Messrs. Obus and Landes are the co-managing members of WCM and each shares with the other the power to direct the voting and disposition of the shares that WCM may be deemed to beneficially own. WCI is the sole investment manager of WSCVOF and has the sole power to direct the voting and disposition of the shares that WSCVOF beneficially owns. Messrs. Obus and Landes are executive officers of WCI and each shares with the other the power to direct the voting and disposition of the shares that WCI may be deemed to beneficially own. Mr. Obus is the general partner of CP and has the sole power to direct the voting and disposition of the shares beneficially owned by CP. WPSCV has the sole power to vote or direct the vote and the sole power to dispose or direct the disposition of 131,800 shares. WSCVOF has the sole power to vote or direct the vote and the sole power to dispose or direct the disposition of 85,400 shares. WPSCVI has the sole power to vote or direct the vote and the sole power to dispose or direct the disposition of 142,800 shares. CP has the sole power to vote or direct the vote and the sole power to dispose or direct the disposition of 13,500 shares. Mr. Obus has the sole power to vote or direct the vote and the sole power to dispose or direct the disposition of 13,500 shares, and shared power to vote or direct the vote and the sole power to dispose or direct the disposition of 360,000 shares. Mr. Landes has shared power to vote or direct the vote and the shared power to dispose or direct the disposition of 360,000 shares. WCM has the sole power to vote or direct the vote and the sole power to dispose or direct the disposition of 274,600 shares. WCI has the sole power to vote or direct the vote and the sole power to dispose or direct the disposition of 85,400 shares.

(G)

Athena Capital Management, Inc. (“ACM”), Minerva Group, LP (“MG”), and Mr. David Cohen have filed a joint Schedule 13G pursuant to which ACM has the shared power to vote or to direct the vote and the shared power to dispose or to direct the disposition of 111,429 shares; MG and Mr. Cohen have the sole power to vote or to direct the vote and the sole power to dispose or to direct the disposition of 44,210 and 7,433 shares, respectively.

(H)

Victor Morgenstern (“VM”), Faye Morgenstern (“FM”), Judd Morgenstern (“JM”) and Morningstar Trust - Faye Morgenstern Trustee (“MT”) have filed a joint Schedule 13D in which VM has the sole power to vote and dispose of 50,000 shares, and the shared power to dispose of 132,000 shares; FM has the sole power to vote or direct the vote of 17,000 shares and shared power to dispose or direct the disposition of 92,000 shares; JM has the sole power to vote or direct the vote of 40,000 shares and shared power to dispose or direct the disposition of 115,000 shares; MT has the sole power to vote or direct the vote of and shared power to dispose or direct the disposition of 75,000 shares.

(I)

Costa Brava Partnership III, LP (“CBP”), Roark, Rearden & Hamot, LLC (“RRH”), White Bay Capital Management, LLC (“WBCM”). Mr. Seth W. Hamot and Mr. Andrew R. Siegel have filed a joint Schedule 13D in which CBP has the sole power to vote or to direct the vote and to dispose or direct the disposition of 506,811 shares; RRH, WBCM and Mr. Hamot have the shared power to vote or to direct the vote and dispose or direct the disposition of 506,811 shares; Mr. Siegel has the sole power to vote or direct the vote and to dispose or direct the disposition of 14,476 shares, and the shared power to vote and dispose or direct the vote or disposition of 506,811 shares.

(J)

Grand Slam Asset Management, LLC (“GSAM”) and Grand Slam Capital Master Fund, Ltd. (“GSCMF”) have filed a joint Schedule 13D in which GSCMF directly owns and has the power to vote or direct the vote and to dispose or direct the disposition of 164,477 shares. GSAM may be deemed to control GSCMF, directly or indirectly, GSAM may be deemed to have shared power to vote or direct the vote and dispose or direct the disposition of the shares and may be deemed, for purposes of determining beneficial ownership pursuant to Rule 13d-3 under the Exchange Act, to beneficially own the shares held by GSCMF.

Section 16(a) Beneficial Ownership Reporting Compliance

Information concerning Section 16(a) beneficial ownership reporting compliance for the Company’s directors, executive officers and persons who own more than 10 percent of the Company’s Common Stock is set forth in the subsection entitled “Section 16(a) Beneficial Ownership Reporting Compliance” of Item 10, page 58, of the Company’s 2006 Form 10-K, which information is incorporated by reference into this Proxy Statement.

Biographical Information Concerning the Company’s Executive Officers

Biographical information concerning the Company’s current executive officers is set forth under Item 10, Directors, Executive Officers and Corporate Governance, beginning on page 56 of the Company’s 2006 Form 10-K, which is incorporated by reference into this Proxy Statement.

Corporate Governance

Information concerning director independence, board meeting and annual meeting attendance, and board committee information is set forth under Item 10, Directors, Executive Officers and Corporate Governance, beginning on page 53 of the Company’s 2006 Form 10-K, which is incorporated by reference into this Proxy Statement.

Independence of Directors

The Company has adopted director independence standards which are summarized below. The Company’s director independence standards are based upon NASD Rules 4200(a)(15) and 4350. Pursuant to such rules, a majority of directors of the Board will be independent. Pursuant to NASD Rule 4200(a)(15), a director will not be independent if,

(A) At any time during the past three years he was employed by the Company;

(B) He accepted, or has a family member who accepted, any compensation from the Company in excess of $100,000 during any period of twelve consecutive months within the three years preceding the determination of independence other than the following: (i) compensation for board or board committee service; (ii) compensation paid to a family member who is an employee (other than an executive officer) of the Company; (iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation;

(C) He is a family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer;

(D) He is, or has a family member who is, a partner in, or a controlling shareholder or executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in the Company’s securities; or (ii) payments under non-discretionary charitable contribution matching programs.

(E) He is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the issuer served on the compensation committee of such other entity.

(F) He is, or has a family member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

Pursuant to the independence standards set forth above, the Board has determined that the following directors meet the Company’s independence standards and therefore are independent: Bernard C. Bailey, David Borland, William M. Dvoranchik, Bruce R. Harris, Charles S. Mahan, and Jerry O. Tuttle.

Meetings of the Board of Directors and Committees of the Board of Directors

During the fiscal year ended December 31, 2006, the Board of Directors held 18 meetings. Each of the incumbent directors, who was a member of the Board in fiscal year 2006, attended over 75 percent of the aggregate of the total number of Board meetings and the total number of meetings held by all committees of the Board on which he served.

The Company encourages all directors to attend annual meetings of stockholders. Four directors, namely Messrs. Harris, Marino, Tuttle, and Wood attended the Company’s 2006 annual meeting of stockholders.

The Company has standing Audit, Management Development and Compensation, and Nominating and Corporate Governance Committees.

Audit Committee

The Audit Committee was established to review, in consultation with the independent auditors, the Company’s financial statements, accounting and other policies, accounting systems and systems of internal controls. The Audit Committee consists of directors Bailey (chairman), Dvoranchik, and Mahan. In 2006, the Audit Committee met nine times. The Board of Directors has adopted an Audit Committee charter which is available on the Company’s website at www.telos.com.

Management Development and Compensation Committee (“Compensation Committee”)

The Management Development and Compensation Committee was established for the purpose of reviewing, determining and approving all forms of compensation to be provided to the Company’s executive officers and directors, and any stock compensation to be provided to all employees. The Compensation Committee is comprised of directors Borland, Dvoranchik (chairman), and Harris. The Management Development and Compensation Committee met two times during the year 2006. The Board of Directors has adopted a Compensation Committee charter which is available on the Company’s website at www.telos.com.

Nominating and Corporate Governance Committee (“Nominating Committee”)

The Nominating and Corporate Governance Committee was established to make recommendations regarding Board nominations and to monitor the implementation of corporate governance rules and regulations. The Nominating Committee consists of directors Borland, Harris, Marino, Tuttle, and Wood (chairman). The Nominating and Corporate Governance Committee held six meetings in 2006. The Board of Directors has adopted a Nominating Committee charter which is available on the Company’s website at www.telos.com.

Board of Directors Nomination Process

Board members are nominated pursuant to the following policy: The Nominating and Corporate Governance Committee identifies potential candidates for first-time nomination as a director by using a variety of sources such as recommendations from the Company’s management, current Board members, stockholders, and contacts in organizations served by the Company. Stockholders may nominate potential candidates by following the procedure set forth in the Company’s Bylaws: The process set forth in the Company’s Bylaws provides that, in order for nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must deliver written notice to the Company’s secretary at the Company’s principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The Nominating and Corporate Governance Committee will consider any director nominees submitted by stockholders in accordance with these procedures.

The Nominating and Corporate Governance Committee then conducts an initial review of the potential candidate’s background, including whether he/she meets the minimum qualifications for Board members; whether the individual would be considered independent under NASD and SEC rules; and whether the individual would meet any additional requirements imposed by law or regulation on members of the Audit and/or Management Development and Compensation Committees of the Board. Among the requirements potential candidates should meet are the following: U.S. citizenship; eligibility for security clearance at top secret level; 10 years of corporate or related business experience, preferably having served on corporate Boards or committees; and familiarity with government contracts, the defense industry, and information technology and security. The evaluation process of a potential candidate’s background will not be treated differently whether or not he/she was nominated by a stockholder, except for nominations received from holders of Public Preferred Stock which are not subject to the Company’s nomination process.

If the initial candidate review is satisfactory, the Nominating and Corporate Governance Committee will arrange an introductory meeting with the candidate and the committee’s chairman or the Company’s CEO or with other directors to determine the potential candidate’s interest in serving on the Board. If the candidate is interested in serving on the Board and the Nominating and

Corporate Governance Committee recommends further consideration, a comprehensive interview conducted by the Nominating and Corporate Governance Committee, the CEO, other members of the Board, and in some cases, key Company executives, follows. Upon successful conclusion of the review process, the Nominating and Corporate Governance Committee will present the candidate’s name to the Board of Directors for nomination as a director and inclusion in the Company’s Proxy Statement.

Stockholder Communications with Board of Directors

Stockholders wishing to communicate with the Board of Directors should contact the office of the Corporate Secretary who will forward such communication to the appropriate committee of the Board of Directors. There have been no changes in the procedures by which shareholders may recommend nominees to the Company’s board of directors.

Compensation of Executive Officers and Directors

Information concerning executive officer and director compensation is set forth under Item 11, Executive Compensation, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, beginning on page 58, and is incorporated into this Proxy Statement by reference thereto.

Certain Relationships and Related Party Transactions

Information concerning certain relationships and related transactions is set forth under Item 13, Certain Relationships and Related Transactions, and Director Independence, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 beginning on page 68, and is incorporated into this Proxy Statement by reference thereto.

Effective October 24, 2007, the Company adopted a Related Persons Transaction Policy which is attached hereto as Exhibit I.

Legal Proceedings With 10% Beneficial Owner of the Company’s Stock

Costa Brava Partnership III, L.P.

Information concerning the Company’s legal proceedings with Costa Brava is set forth in Note 13, Contingencies and Subsequent Events, under Item 8, Financial Statements and Supplementary Data, Legal Proceedings — Costa Brava Partnership III, L.P., beginning on page 51, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, which information is incorporated into this Proxy Statement by reference thereto.

As previously reported, on February 27, 2007, the Plaintiffs filed a second amended complaint and added Mr. John R. C. Porter, the Company’s majority shareholder, as a defendant. The Company filed its motion to strike/dismiss and motion for summary judgment on March 28, 2007. The motion states that the court should strike or dismiss as a matter of law or on summary judgment certain claims. The hearing on the motion originally scheduled for April 25, 2007 took place on May 8, 2007 before Judge Matricciani.

On May 29, 2007, Telos filed a counterclaim against the Plaintiffs alleging interference with its relationship with Wells Fargo Foothill and a related motion for a preliminary injunction. On June 4, 2007, the Court entered a consent order in which the Plaintiffs agreed to cease and desist communications with Wells Fargo Foothill regarding a proceeding in England that settled over three years ago. The Plaintiffs filed their opposition to the motion for a preliminary injunction on June 19, 2007. Telos filed its reply on July 9, 2007. The hearing on the motion for preliminary injunction took place on August 27, 2007. On the following day, the Court issued a ruling granting Telos’ motion.

On June 6, 2007, although the Court denied the Company’s motion to strike the second amended complaint and the motion for partial summary judgment, it granted the motion to dismiss in part and denied it in part. The following counts were dismissed: Count I alleging fraudulent conveyance; Count II requesting a permanent and preliminary injunction related to the fraudulent conveyance allegations; and Count V allegation against Mr. John Porter for shareholder oppression. The following counts were not dismissed: Count III requesting appointment of a receiver; Count IV requesting to dissolve the corporation; Count VI regarding the fiduciary duty of the directors; and Count VII regarding the fiduciary duty of the officers.

On July 20, 2007, counsel for the Special Litigation Committee issued its final report and found that there was no evidence to support the derivative claims, and no instance of bad faith, breach of duty or self-interested action or inaction. Further, Special Litigation Committee counsel recommended that the Company take all action necessary and appropriate that is consistent with these findings. Subsequently, on July 27, 2007, the Company filed a motion to stay the litigation pending briefing and hearing on the report of the Special Litigation Committee and also to stay further discovery in the underlying case. Plaintiffs filed their opposition to the motion to stay on August 1, 2007. A copy of the report of the Special Litigation Committee was filed with a motion to file under seal with the Court on August 2, 2007. The Company filed its reply to the Plaintiffs’ response on August 3, 2007.

The hearing on the motion to stay and the motion to file under seal was held on August 7, 2007. The Court issued an order later that same day, reserving its ruling. On August 29, 2007, after the hearing held the day before, the Court denied the motion to file under seal and the motion to stay the litigation on August 29, 2007 but permitted limited discovery on the Special Litigation Committee report. Subsequently, while the underlying litigation and discovery is still going forward, counsel for the Special Litigation Committee produced numerous documents to the Plaintiffs. In addition, the current and former members of the committee are scheduled to be deposed.

The Company filed a motion to dismiss as recommended by the Special Litigation Committee and its report on August 24, 2007. The Plaintiffs’ opposition is due on November 9, 2007, with the Company’s reply due on November 16, 2007. The hearing on the motion is scheduled for November 21, 2007.

At this stage of the litigation, it is impossible to reasonably determine the degree of probability related to Plaintiffs’ success in any of their assertions. Although there can be no assurance as to the ultimate outcome of this litigation, the Company and its officers and directors strenuously deny Plaintiffs’ claims, will vigorously defend the matter, and will continue to oppose the relief sought.

Hamot et al. v. Telos Corporation

On August 2, 2007, Mr. Seth W. Hamot and Mr. Andrew R. Siegel, principals of Costa Brava Partnership III L.P. and newly elected to the Board as Class D Directors on June 18, 2007, filed a complaint against the Company and a motion for a temporary restraining order with the Circuit Court for Baltimore City. The complaint alleged that certain company documents and records had not been promptly provided to them as requested, and that these documents are necessary to fulfill their fiduciary duty as directors. On the same day, this matter was assigned to Judge Matricciani. The hearing on the motion for a temporary restraining order was held on August 7, 2007. The Court issued an order the following day on August 8, 2007, stating that the Plaintiffs should sign a temporary confidentiality order that would allow them to receive the documents requested. The Court further stated that Telos may redact any such documents provided to Plaintiffs for privilege regarding matters related to the Costa Brava litigation, and temporarily for highly confidential information. The Court reserved on the final determination of the issue of highly confidential information and also on the option for a temporary restraining order until the hearing scheduled for August 27, 2007.

Plaintiffs did not sign the temporary confidentiality order and as a result were not provided with any documentation for a Board meeting held on August 9, 2007. On August 22, 2007 Plaintiffs filed an amended complaint which alleged that the Company was denying them the ability to effectively review, examine, consider and question future regulatory filings and all other important actions and undertakings of the Company.

On August 28, 2007, following a hearing on August 27, 2007, the Court converted Plaintiffs’ motion for temporary restraining order into a preliminary injunction and stated that Plaintiffs were entitled to documents in response to reasonable requests for information pertinent and necessary to perform their duties as members of the Board. In addition, the Court noted that during the pendency of the shareholder litigation, it was not inclined to permit Messrs. Hamot and Siegel, through the guise of their newly acquired director status, to avoid their commitments under the stipulation and protective order entered on July 7, 2006. Pursuant to the terms of such order the Company is entitled to designate documents produced in discovery or submitted to the Court as “confidential” or “highly confidential” and to withhold from Plaintiffs information protected by the work product doctrine or attorney-client privilege.

On September 24, 2007, Plaintiffs filed a new motion for temporary restraining order as well as a second amended verified complaint with the Circuit Court for Baltimore City in which they requested that the Court “compel Telos to adhere to the Telos Amended and Restated Bylaws” and alleged that provisions concerning the noticing of Board committee meetings and the keeping of Board meeting minutes had been violated and that in addition, Mr. Wood’s service as both CEO and chairman of the Board was improper and impermissible under the Company’s bylaws. The Company filed its answer to the second amended verified complaint on October 10, 2007. The hearing on this motion for temporary restraining order was held on October 11, 2007. The Court denied the Plaintiffs’ motion on October 12, 2007. On the same day, the Court issued an amended preliminary injunction order stating that Plaintiffs are entitled to receive written responses to requests for board of directors or board committee minutes within 7 days of any such requests and copies of such minutes within 15 days of any such requests, as well as written responses to all other requests for information and/or documents related to Plaintiffs’ duties as directors within 7 days of such requests and all board of directors appropriate information and/or documents within 30 days of any such requests. The Court further stated that in all other respects, the preliminary injunction order of August 28, 2007 shall remain in full force and effect.

At this stage of the litigation, it is impossible to reasonably determine the degree of probability related to Plaintiffs’ success in any of their assertions. Although there can be no assurance as to the ultimate outcome of this litigation, the Company and its officers and directors strenuously deny Plaintiffs’ claims, will vigorously defend the matter, and will continue to oppose the relief sought.

Independent Public Accountants

The Audit Committee had selected Goodman & Company, LLP (“Goodman”) to serve as the Company’s independent public accountant for the 2007 fiscal year. Information concerning the Company’s relationship with Goodman is set forth under Item 14, Principal Accountant Fees and Services, beginning on page 68 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, which is incorporated into this Proxy Statement by reference thereto.

On July 13, 2007, Goodman notified the Company that it would resign as the Company’s independent accountant effective July 24, 2007. Goodman subsequently resigned effective July 24, 2007. As reason for its resignation, Goodman stated that it believed its audit “independence became impaired as of the date that Messrs. Seth W. Hamot and Andrew R. Siegel were elected to the Board of Telos Corporation.” The Company disagreed with this assessment, but was unable to retain Goodman.

The reports of Goodman regarding the Company’s financial statements for the fiscal years ended December 31, 2006 and December 31, 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. During the Company’s two most recent fiscal years and through the date of July 24, 2007, the Company did not have any disagreement with Goodman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Goodman, would have caused Goodman to make reference thereto in their reports on the Company’s financial statements for such periods. In addition, there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

A copy of the letter from Goodman to the SEC dated September 10, 2007 indicating that Goodman agrees with the statements made by the Company concerning Goodman in the Company’s Current Report on Form 8-K filed on the same date is attached as an Exhibit II to this Proxy Statement and is incorporated herein by reference, together with such Form 8-K.

Effective September 17, 2007, the Audit Committee engaged Reznick Group, P.C. (“Reznick”) as the Company’s principal independent registered public accountant to audit the Company’s financial statements for the fiscal year ended December 31, 2007 and to review the

Company’s financial statements filed, or to be filed, with the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2007 and September 30, 2007. During the fiscal years ended December 31, 2005 and December 31, 2006, and the subsequent interim period through September 17, 2007, the Company did not consult Reznick regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or “reportable event,” as such terms are defined in Item 304 of Regulation S-K of the Securities Act of 1933, as amended.

The Company does not expect representatives of Reznick or representatives of Goodman to attend the Annual Meeting and, as a result, they will not have an opportunity to make a statement or respond to questions.

Stockholder Proposals for the 2008 Annual Meeting

Stockholders who wish to have proposals for the Company’s 2008 Annual Meeting included in the proxy materials for such meeting must submit these proposals to the Company on or prior to July 18, 2008. All other proposals must be submitted in accordance with the process set forth in the Company’s Bylaws, which provide that, in order for business to be properly brought before an annual meeting by a stockholder, the stockholder must deliver written notice to the Company’s secretary at the Company’s principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Other Matters

Neither the Board of Directors nor management intends to bring any matter for action at the Annual Meeting of Stockholders other than those matters described above. If any other matter or any proposal should be presented and should properly come before the meeting for action, the persons named in the accompanying proxy will vote upon such matter and upon such proposal in accordance with their best judgment.

Incorporation by Reference

We have elected to “incorporate by reference” certain information into this Proxy Statement. By incorporating by reference, we can disclose important information to you by referring you to another document that we have filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for information incorporated by reference that is superseded by information contained in this Proxy Statement. This Proxy Statement incorporates by reference information from the following sections of the Company’s 2006 Form 10-K: Items 3, 10, 11, 13, and 14, as well as Item 8, Financial Statements and Supplementary Data —

Note 13, Contingencies and Subsequent Events. A copy of the Company’s 2006 Form 10-K has been mailed to you along with this Proxy Statement.

TELOS CORPORATION

By:	/s/ Therese K. Hathaway
Therese K. Hathaway
Ashburn, Virginia

Exhibit I

TELOS CORPORATION

POLICY WITH RESPECT TO RELATED PERSON TRANSACTIONS

I. Purpose

This Related Person Transaction Policy was adopted by the Board of Directors of Telos Corporation (the “Company”) to ensure the timely identification, review, approval and ratification of transactions with related persons and to assist the Company in the timely disclosure of such transactions in the Company’s filings with the SEC, as required by the Securities Act of 1933 and the Securities Exchange Act of 1934 and related rules and regulations.

This policy is intended to supersede other policies of the Company such as the Code of Conduct and the Corporate Governance Principles that may be applicable to transactions with related persons.

II. Definitions

For purposes of this policy, the following definitions apply:

“Related Person Transaction” means any transaction or series of transactions in which (i) the Company or a subsidiary is a participant, (ii) the aggregate amount involved exceeds $120,000 and (iii) any “Related Person” has a direct or indirect material interest.

“Related Person” means:

•	Any director or executive officer of the Company;
•	Any immediate family member of a director or executive officer of the Company;
•	Any nominee for director and the immediate family members of such nominee;
•	A 5% beneficial owner of the Company’s voting securities or any immediate family member of such owner; and
•

Any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

“Immediate Family Member” means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law of a person, and any person (other than a tenant or employee) sharing the household of such person.

III. Review/Report

Related Person Transactions shall be reviewed by the Board of Directors acting through the Audit Committee at regularly scheduled committee meetings, except that the Chairman of the Audit Committee may call a special committee meeting to review a proposed Related Person Transaction. That transaction is subject to the approval and/or ratification of the full Board of Directors. If the proposed Related Person Transaction involves a director, then that director may participate in the deliberations pursuant to the last paragraph of this policy below, but may not vote with respect to such approval or ratification.

Each individual executive officer and director shall be responsible for reporting any potential Related Person Transaction to the General Counsel and/or the Audit Committee. The Company shall take such steps as it deems reasonable and appropriate to inform such executive officers and directors about this Related Person Transactions policy, which shall include:

•

Distributing (as soon as reasonably practicable following the completion of each fiscal year) a formal questionnaire to all executive officers and directors requiring these persons to evaluate and disclose whether or not during the preceding fiscal year they were involved in, or aware of, any Related Person Transaction;

•	Posting this policy on the Company website and including it in the Company’s 2007 proxy statement;
•	Periodically distributing this policy to the Company’s executive officers and directors; and
•	Periodically making internal inquiries regarding Company relationships with known entities that qualify as Related Persons.

Whether the Related Person’s interest in a proposed transaction is material or not will depend on all facts and circumstances, including whether a reasonable investor would consider the person’s interest in the transaction important, together with all other available information, in deciding whether to buy, sell or hold the Company’s securities. In preparing the Company’s SEC filings and in determining whether a transaction is subject to this policy, the Company’s General Counsel is entitled to make the determinations of whether a particular relationship constitutes a material interest by a Related Person. In administering this policy, the Audit Committee shall be entitled (but not required) to rely upon such determinations of materiality by the Company’s General Counsel.

In reviewing a proposed Related Person Transaction, the Committee shall consider all relevant facts and circumstances, including the commercial reasonableness of the terms, the benefit, or lack thereof, to the Company, opportunity costs of alternate transactions, the materiality and character of the Related Person’s direct or indirect interest, and the actual or apparent conflict of interest of the Related Person. The Audit Committee shall forward to the full Board of Directors its recommendations in regards to any Related Person Transaction involving a director or an executive officer of the Company, for final determination.

Exhibit II

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 24, 2007

TELOS CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-8443	52-0880974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

19886 Ashburn Road, Ashburn, Virginia	20147-2358
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 724-3800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) As previously reported by Telos Corporation (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 13, 2007, Goodman & Company, L.L.P. (“Goodman”) notified the Company that it would resign as the Company’s independent accountant effective July 24, 2007. As reported, Goodman resigned effective July 24, 2007.

The reports of Goodman regarding the Company’s financial statements for the fiscal years ended December 31, 2006 and December 31, 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. During the Company’s two most recent fiscal years and through the date of July 24, 2007, the Company did not have any disagreement with Goodman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Goodman, would have caused Goodman to make reference thereto in their reports on the Company’s financial statements for such periods. In addition, there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

A copy of the letter from Goodman to the SEC dated September 10, 2007 indicating that Goodman agrees with the statements made by the Company concerning Goodman in this Form 8-K is filed as Exhibit 16.1 to this Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is furnished as part of this report.

16.1	Letter from Goodman & Company, L.L.P. dated September 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOS CORPORATION

Date: September 10, 2007	By:	/s/ Michele Nakazawa
Michele Nakazawa
Chief Financial Officer